Other Assets	12 Months Ended
Oct. 31, 2025
Text Block [Abstract]
Other Assets
Note 11: Other Assets
The components of other within other assets are as follows:

(Canadian $ in millions)	2025	2024
Accounts receivable, prepaid expenses and other items	$4,563	$3,832
Accrued interest receivable	4,478	4,463
Bank owned life insurance policies	6,514	6,350
Leased vehicles, net of accumulated amortization	25	67
Cash collateral	11,149	9,419
Investments in associates and joint ventures	1,786	1,727
Insurance-related assets (1)	6,583	5,748
Other employee future benefits assets (Note 21)	87	44
Pension asset (Note 21)	1,316	1,252
Precious metals (2)	6,383	9,485
Total	$42,884	$42,387

(1)
Includes $1,355 million of investment properties ($1,363 million as at October 31, 2024) carried at fair value. These investment properties support our insurance contract liabilities. The fair value is determined by external independent property valuers and categorized as Level 3 (refer to Note 17 for further information on fair value levels) using models with unobservable market inputs.

(2)
Precious metals are recorded at fair value based on quoted prices in active markets. Changes in fair value are recorded in our Consolidated Statement of Income in non-interest
revenue, trading revenues.

Investments in Associates and Joint Ventures
Investments in associates and joint ventures are accounted for using the equity method of accounting. Investments in associates are those in which we exert significant influence over operating and financing decisions, generally companies in which we own between 20% and 50% of the voting shares. Investments in joint ventures are those in which we have joint control. Our share of the net income or loss, including any impairment losses, is recorded in our Consolidated Statement of Income in non-interest
revenue, share of profit in associates and joint ventures. Any other comprehensive income amounts are reflected in the relevant sections of our Consolidated Statement of Comprehensive Income.